UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 30, 2008

Simtek Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19027 (Commission File Number)	84-1057605 (IRS Employer Identification No.)
4250 Buckingham Dr. #100, Colorado Springs, CO 80907 (Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code                 (719) 531-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Simtek Corporation (the “Company”) adopted an Executive Incentive Compensation Plan (the “Plan”) pursuant to which participating executive officers of the Company will be eligible to earn an annual cash bonus based on the achievement of certain predefined goals and objectives relating to the Company.  The goal of the Plan is to use effectively defined and managed compensation to enable the Company to effectively recruit, reward and retain key executives.  The material terms of the Plan are described below.

Under the Plan, each executive officer has a target incentive amount based on a specified percentage of his annual base salary (prorated in the case of an executive not employed for the full year).  The Plan contains the following target incentive amounts for the named executive officers for 2008:

	2008 Base Salary	Target Incentive (% of Base Salary)
Harold Blomquist	$325,000	50%
Brian Alleman	$225,000	50%
Ronald Sartore	$225,000	33%

The remaining participants have target incentive amounts at 50% of their base salaries.  Upon completion of 100% of an executive’s goals against which he is measured, that executive will be eligible to earn the amount specified as his target incentive.  A lump sum payment under the Plan will be paid in or around March, 2009.

The determination of actual bonus amounts will be based on the following factors:

•

On Time Delivery

•

Product Revenue

•

Ex-item Net Income

•

R&D Points

•

Design Win Points

•

Cash Position

•

Gross Profit Margin %

•

Failure Analysis Response Time

•

Business Development Initiatives

•

Discretionary Incentive

Each criteria is assigned a minimum threshold value that once achieved begins to contribute to the executive’s earned incentive compensation.  Certain factors such as strategic initiatives are inherently variable and the Committee will exercise discretion in the final determination of their value.  In addition, the Committee will use its discretion in setting the final incentive compensation payout amounts.  Each executive’s earned incentive compensation will then be subject to a multiplier based on the Company’s adjusted net income.  The multiplier will be either zero (in which case there will be no incentive compensation paid), 1.0 or 1.25.

The description of the Plan is qualified in its entirety by the actual terms of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01(d).

Financial Statements and Exhibits

Exhibit Number	Description
10.1	Executive Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMTEK CORPORATION
June 5, 2008	/s/ Brian Alleman
BRIAN ALLEMAN
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Incentive Compensation Plan